EXHIBIT 10.32


                                 AMENDMENT NO. 2
                                       TO
                   CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
               PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL,
                AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS,
       LIMITATIONS, RESTRICTIONS, AND OTHER DISTINGUISHING CHARACTERISTICS
                     OF SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                               JUNUM INCORPORATED
                            (F/K/A EURBID.COM, INC.)
                       ADOPTED PURSUANT TO SECTION 15 1(G)
                                     OF THE
                        DELAWARE GENERAL CORPORATION LAW


          RESOLVED, that pursuant to the authority expressly granted to the Board of Directors (the "Board of Directors") of Junum Incorporated (formerly known as Eurbid.com, Inc.), a Delaware corporation (the "Company"), by the provisions of the Amended and Restated Certificate of Incorporation of the Company and the provisions of Section 15 1(g) of the Delaware General Corporation Law, and after having obtained the unanimous written consent of all of the holders of the Series B Preferred Stock, the Board of Directors hereby amends the Certificate of Designations of Series B Preferred Stock, as follows:

          Amendment No. 1 to the Certificate of Designations is hereby deleted.

          Section 3(C)(iv) of the Certificate of Designations is hereby amended deleting Section 3(c)(iv), and adding in its place the following:

          (iv) Conversion Rate. Anytime after the Closing date, Holder is entitled to convert each of its Series A Shares, plus any accrued but unpaid dividends, into 10,000 shares of Common Stock.

          IN WITNESS WHEREOF, this Amendment to Certificate of Designation has been executed on behalf of the Company by its Chief Executive Officer and attested by its Secretary this 6th day of November 2001.

JUNUM INCORPORATED


BY: /s/ David B. Coulter
    -----------------------------
    David B. Coulter, CEO


BY: /s/ Kate Greenberg
    -----------------------------
    Kate Greenberg
          Chief Financial Officer and Secretary

                   CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
               PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL,
                AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS,
               LIMITATIONS, RESTRICTIONS, AND OTHER DISTINGUISHING
             CHARACTERISTICS OF SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                                EURBID.COM, INC.

         EURBID.COM, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that:

         1. The Company is validly existing and incorporated under the laws of the State of Delaware.

         2. The Company's Certificate of Incorporation, as amended, authorizes the issuance of Preferred Shares, and expressly vests in the Board of Directors the authority provided therein to issue any or all of such Preferred Shares in one or more series, and by resolution or resolutions the designation, number, full or limited voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

         3. DESIGNATION OF THE SERIES. The Board of Directors of the Company, pursuant to authority expressly vested in it as aforesaid, has adopted the following, creating a Series B issue of Preferred Stock;

         There shall be a series of convertible Preferred Stock designated as "Series B Convertible Preferred Stock." The Series B Preferred Stock of such series shall be referred to herein as the "Series B Shares." Upon initial issuance by the Company, the price per share of the Series B Shares shall be $1,000 (the "Purchase Price"). The par value per share is $0.01. The authorized number of such Series B Shares is 25,000. All references to shares of common stock or preferred stock herein shall assume the effectiveness of a 1:25 reverse stock split to be completed in November 2000.

         A. VOTING RIGHTS. Except as otherwise required by law, the Holders of the Series B Shares shall not be entitled to vote separately, as a series, class or otherwise, on any matter submitted to a vote of the stockholders of the Company. Notwithstanding the foregoing, without the prior written consent of the Holders of the Series B Shares;


         (i) the Company shall not amend, alter, or repeal (whether by amendment, merger, or otherwise) any of the provisions related to the Series B Shares in its Certificate of Incorporation, as amended, any resolutions of the board of directors or any instrument establishing and designating the Series B Shares in determining the relative rights and preferences thereof so as to affect any materially adverse change in the rights, privileges, powers, or preferences of the Holders of Series B Shares; or

         (ii) the Company shall not create or designate any additional preferred stock senior in right as to dividends, voting rights, redemptions or liquidation to the Series B Shares.

         B. DIVIDENDS. Only such dividends as are declared by the Board of Directors shall accrue or be paid on the Series B Preferred Stock.

         C. CONVERSION RIGHTS.

         (i) SERIES B SHARES. Upon the Company's receipt of a facsimile or original of Holder's duly completed and signed Notice of Conversion, the Company shall instruct its transfer agent to issue one or more Certificates representing that number of Series B Shares of Common Stock into which the Series B Shares are convertible. No Holder may deliver a Notice of Conversion to the Company until the 90th day after delivery to the Company of written notice to the Company of a Holder's intention to convert shares of Series B Preferred Stock (a "Notice of Intention to Convert"). The delivery by a Holder of a Notice of Intention to Convert shall not, without delivery of a corresponding Notice of Conversion, obligate such Holder to convert any Series B Shares. The Company shall not convert any Series B Shares prior to delivery of a Notice of Conversion and a Notice of Intention to Convert as required herein. Notwithstanding the foregoing, the Series B Shares shall not be convertible until the earlier of (a) the shares of common stock issuable upon such conversion are registered on a registration statement which has been declared effective by the Securities and Exchange Commission, or (b) November 10, 2001; provided, however, that the Holders of Series B Shares shall have the right to convert the Series B Shares immediately, and without delivery of any Notice of Intention to Convert, immediately prior to the closing of any sale of the Company or substantially all of the Company's assets. The Company's transfer agent or attorney shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Series B Share.

         (ii) CONVERSION DATE. Such conversion shall be effectuated by surrendering to the Company, or its attorney, the Series B Shares to be converted together with a facsimile or original of the signed Notice of Conversion. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company a facsimile or original of the signed Notice of Conversion, as long as the original Series B Shares to be converted are received by the Company or its designated attorney within 3 business days thereafter. As long as the Series B Shares to be converted are received by the Company within 3 business days after it receives a facsimile or original of the signed Notice of Conversion, the Company shall deliver to the Holder, or per the Holder's instructions, the Series B Shares of Common Stock, with, unless as otherwise provided in this Agreement, restrictive legends as set forth in the subscription agreement executed by such Holder, within 5 business days of receipt of the Series B Shares to be converted.

         (iii) COMMON STOCK TO BE ISSUED. Upon the conversion of any Series B Shares and upon receipt by the Company or its attorney of a facsimile or original of Holder's signed Notice of Conversion, Seller shall instruct Seller's transfer agent to issue Stock Certificates in the name of Holder (or its nominee) and in such denominations to be specified at conversion representing the number of Series B Shares of Common Stock issuable upon such conversion, as applicable.

         (iv) CONVERSION RATE. Anytime after the Closing Date, Holder is entitled to convert each of its Series B Shares, plus any accrued but unpaid dividends, into a number of shares of Common Stock of the Company equal to $1,000 divided by the lesser of (I) 50% of the lowest closing price, as reported by Bloomberg, LP or any securities exchange or market upon which the Company's securities are listed, for the Company's Common Stock for the twenty (20) trading days immediately preceding the Conversion Date or (ii) 80% of the lowest per share price of any issuance of Common Stock or any securities convertible into common stock prior to conversion, or (iii) $0.50 (each being referred to as the "Conversion Price"). No fractional Series B Shares or scrip representing fractions of Series B Shares will be issued on conversion, but the number of Series B Shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

         (v) It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue certificates for the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Series B Shares that are to be converted in part, the Company shall issue to the Holder one certificates representing Series B Shares equal to the unconverted amount, if so requested by Holder.

         (vi) The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Series B Shares by all Holders of the entire amount of Series B Shares then outstanding.

         (vii) REDEMPTION. The Company may not redeem the Series B Preferred Stock.

         (iix) PAYMENT OF TAXES. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Common Stock; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable, (i) with respect to any secondary transfer of the Series B Shares or the Common Stock issuable upon exercise hereof or (ii) as a result of the issuance of the Common Stock to any person other than the Holder, and the Company shall not be required to issue or deliver any certificate for any Common Stock unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have produced evidence that such tax has been paid to the appropriate taxing authority.

         (ix) CERTAIN ADJUSTMENTS. In the event of any change in one or more classes of capital stock of the Company by reason of any stock dividend, stock split-up, recapitalization, reclassification, or combination, subdivision or exchange of Series B Shares or the like, or in the event of the merger or consolidation of the Company or the sale or transfer by the Company of all or substantially all of its assets, then all liquidation preference, conversion and other rights and privileges appurtenant to the Series B Series B Shares shall be promptly and appropriately adjusted by the Board of Directors of the Company so as to fully protect and preserve the same (such preservation and protection to be to the same extent and effect as if the subject event had not occurred, or the applicable right or privilege had been exercised immediately prior to the occurrence of the subject event, or otherwise as the case may be), it being the intention that, following any such adjustment, the Holders of the Series B Series B Shares shall be in the same relative position with respect to their rights and privileges as they possessed immediately prior to the event that precipitated the adjustment.

         (x) COSTS. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of Series B Shares of Common Stock upon conversion of any Series B Shares; provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such Series B Shares in a name other than that of the Holder of the Series B Shares in respect of which such Series B Shares are being issued.

         D. LIQUIDATION.


         (i) SERIES B PREFERENCE. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the Holders of Series B Shares shall be entitled, before any distribution or payment is made upon any Shares of Common Stock or any Preferred Stock junior in rank to the Series B Shares, to be paid an amount per share equal to the liquidation value described in this Section 3.D(i) (the "Liquidation Value"). The per share Liquidation Value of the Series B Shares on any date is equal to the sum of the following:

                  (A) $1,000 plus

                  (B) an amount equal to any accrued and unpaid dividends from the date of issuance of the Series A Shares.

         Neither the consolidation nor merger of the Company with or into any other corporation or other entities, nor the sale, transfer or lease of all or substantially all of the assets of the Company shall itself be deemed to be a liquidation, dissolution or winding-up of the Company within the meaning of this
Section 3.D. Notice of liquidation, dissolution, or winding-up of the Company shall be mailed, by overnight courier, postage prepaid, not less than 20 days prior to the date on which such liquidation, dissolution, or winding-up is expected to take place or become effective, to the Holders of record of the Series B Shares at their respective addresses as the same appear on the books of the Company or supplied by them in writing to the Company for the purpose of such notice, but no defect in such notice or in the mailing thereof shall affect the validity of the liquidation, dissolution or winding-up.

         (ii) GENERAL.

                  (A) All of the preferential amounts to be paid to the Holders of the Series B Shares pursuant to Section 3D(i) shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Company to, the Holders of the Common Stock or any preferred stock junior in rank to the Series B Shares in connection with such liquidation, dissolution or winding-up.

                  (B) After setting apart or paying in full the preferential amounts aforesaid to the Holders of record of the issued and outstanding Series B Shares as set forth in Section 30(i), the Holders of record of Common Stock and any preferred stock junior in rank to the Series B Shares shall be entitled to participate in any distribution of any remaining assets of the Company, and the Holders of record of the Series B Shares shall not be entitled to participate in such distribution.

         E. REACQUIRED SERIES B SHARES. Any Series B Shares purchased, converted, or otherwise acquired by the Company in any manner whatsoever shall not be reissued as part of such Series B and shall be retired promptly after the acquisition thereof. All such Series B Shares upon their retirement and the filing of any certificate required in connection therewith pursuant to Delaware Law shall become authorized but unissued Series B Shares of Preferred Stock.

         F. EQUALITY. All Series B Holders shall be subject to the same terms and conditions as set forth herein. No Series B Holders shall be entitled to or receive terms that are more favorable than those given to any other Series B Holder. In the event a Series B Holder is given or receives terms more favorable than those given to or received by any other Series B Holder, then in such event all Series B Holders shall be given and entitled to those more favorable terms.

         C. COPIES OF AGREEMENTS, INSTRUMENTS, DOCUMENTS. Copies of any the agreements, instruments or other documents referred to in this Certificate shall be furnished to any shareholder upon written request to the Company at its principal place of business.

         4. The statements contained in the foregoing, creating and designating the said Series B issue of Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the Certificate of Incorporation, as amended, of the.

         IN WITNESS WHEREOF, this Certificate of Designation has been executed on behalf of the Company by its President and attested by its Secretary this ____ day of November, 2000.

Signed and attested to on November 15, 2000.

         EURBID.COM, INC.



         By /s/ David B. Coulter
            ---------------------------------------------
            David B. COULTER, its President and CEO duly authorized

Attest:


By____________________________
                 Secretary



STATE OF                            ) ss.
COUNTY OF                           )

On the ____ day of November 2000, before me personally appeared
__________________________ to me known and known to me to be the individual described in and who executed the foregoing certificate and he thereupon acknowledged that he was the _________________ of Integrated Communication Networks, Inc. and duly authorized to execute the same on its behalf and that he executed the same as his free act and deed.


                                        ____________________________
                                            Notary Public

                   CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
               PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL,
                AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS,
               LIMITATIONS, RESTRICTIONS, AND OTHER DISTINGUISHING
             CHARACTERISTICS OF SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                                EURBID.COM, INC.

         EURBID.COM, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that:

         1. The Company is validly existing and incorporated under the laws of the State of Delaware.

         2. The Company's Certificate of Incorporation, as amended, authorizes the issuance of Preferred Shares, and expressly vests in the Board of Directors the authority provided therein to issue any or all of such Preferred Shares in one or more series, and by resolution or resolutions the designation, number, full or limited voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

         3. DESIGNATION OF THE SERIES. The Board of Directors of the Company, pursuant to authority expressly vested in it as aforesaid, has adopted the following, creating a Series C issue of Preferred Stock;

         There shall be a series of convertible Preferred Stock designated as "Series C Convertible Preferred Stock." The Series C Preferred Stock of such series shall be referred to herein as the "Series C Shares." Upon initial issuance by the Company, the price per share of the Series C Shares shall be $1,000 (the "Purchase Price"). The par value per share is $0.01. The authorized number of such Series C Shares is 25,000.

         A. VOTING RIGHTS. Except as otherwise required by law, the Holders of the Series C Shares shall not be entitled to vote separately, as a series, class or otherwise, on any matter submitted to a vote of the stockholders of the Company. Notwithstanding the foregoing, without the prior written consent of the Holders of the Series C Shares, the Company shall not amend, alter, or repeal (whether by amendment, merger, or otherwise) any of the provisions related to the Series C Shares in its Certificate of Incorporation, as amended, any resolutions of the board of directors or any instrument establishing and designating the Series C Shares in determining the relative rights and preferences thereof so as to affect any materially adverse change in the rights, privileges, powers, or preferences of the Holders of Series C Shares.

         B. DIVIDENDS. Only such dividends as are declared by the Board of Directors shall accrue or be paid on the Series C Preferred Stock.

         C. CONVERSION RIGHTS.

         (i) SERIES C SHARES. Upon the Company's receipt of a facsimile or original of Holder's duly completed and signed Notice of Conversion, the Company shall instruct its transfer agent to issue one or more Certificates representing that number of Series C Shares of Common Stock into which the Series C Shares are convertible. Notwithstanding the foregoing, without the prior written consent of the Company, the Series C Shares shall not be convertible until December 31, 2002; provided, however, that the Holders of Series C Shares shall have the right to convert the Series C Shares immediately prior to the closing of any sale of the Company or substantially all of the Company's assets. The Company's transfer agent or attorney, or the Company, shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Series C Share.

         (ii) CONVERSION DATE. Such conversion shall be effectuated by surrendering to the Company, or its attorney, the Series C Shares to be converted together with a facsimile or original of the signed Notice of Conversion. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company a facsimile or original of the signed Notice of Conversion, as long as the original Series C Shares to be converted are received by the Company or its designated attorney within 3 business days thereafter. As long as the Series C Shares to be converted are received by the Company within 3 business days after it receives a facsimile or original of the signed Notice of Conversion, the Company shall deliver to the Holder, or per the Holder's instructions, the Series C Shares of Common Stock, with, unless as otherwise provided in this Agreement, restrictive legends as set forth in the subscription agreement executed by such Holder, within 5 business days of receipt of the Series C Shares to be converted.

         (iii) COMMON STOCK TO BE ISSUED. Upon the conversion of any Series C Shares and upon receipt by the Company or its attorney of a facsimile or original of Holder's signed Notice of Conversion, Seller shall instruct Seller's transfer agent to issue Stock Certificates in the name of Holder (or its nominee) and in such denominations to be specified at conversion representing the number of Series C Shares of Common Stock issuable upon such conversion, as applicable.

         (iv) CONVERSION RATE. Anytime after the Closing Date, Holder is entitled to convert each of its Series C Shares, into 1,000 shares of Common Stock of the Company. No fractional Series C Shares or scrip representing fractions of Series C Shares will be issued on conversion, but the number of Series C Shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

         (v) It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue certificates for the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Series C Shares that are to be converted in part, the Company shall issue to the Holder new certificates representing Series C Shares equal to the unconverted amount, if so requested by Holder.

         (vi) The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Series C Shares by all Holders of the entire amount of Series C Shares then outstanding.

         (vii) REDEMPTION. The Company may redeem the Series C Preferred Stock upon such terms and conditions as are agreed to in a written agreement between the Company and the holder of such Series C Preferred Stock.

         (iix) PAYMENT OF TAXES. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Common Stock; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable, (i) with respect to any secondary transfer of the Series C Shares or the Common Stock issuable upon exercise hereof or (ii) as a result of the issuance of the Common Stock to any person other than the Holder, and the Company shall not be required to issue or deliver any certificate for any Common Stock unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have produced evidence that such tax has been paid to the appropriate taxing authority.

         (ix) CERTAIN ADJUSTMENTS. In the event of any change in one or more classes of capital stock of the Company by reason of any stock dividend, stock split-up, recapitalization, reclassification, or combination, subdivision or exchange of Series C Shares or the like, or in the event of the merger or consolidation of the Company or the sale or transfer by the Company of all or substantially all of its assets, then all liquidation preference, conversion and other rights and privileges appurtenant to the Series C Shares shall be promptly and appropriately adjusted by the Board of Directors of the Company so as to fully protect and preserve the same (such preservation and protection to be to the same extent and effect as if the subject event had not occurred, or the applicable right or privilege had been exercised immediately prior to the occurrence of the subject event, or otherwise as the case may be), it being the intention that, following any such adjustment, the Holders of the Series C Shares shall be in the same relative position with respect to their rights and privileges as they possessed immediately prior to the event that precipitated the adjustment.

         (x) COSTS. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of Series C Shares of Common Stock upon conversion of any Series C Shares; provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such Series C Shares in a name other than that of the Holder of the Series C Shares in respect of which such Series C Shares are being issued.

         D. LIQUIDATION.

         (i) SERIES C PREFERENCE. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the Holders of Series C Shares shall be entitled, before any distribution or payment is made upon any Shares of Common Stock or any Preferred Stock junior in rank to the Series C Shares, to be paid an amount per share equal to the liquidation value described in this Section 3.D(i) (the "Liquidation Value"). The per share Liquidation Value of the Series C Shares on any date is equal to the sum of the following:

                           (A) $1,000.00 plus

                           (B) an amount equal to any accrued and unpaid dividends from the date of issuance of the Series C Shares.

Neither the consolidation nor merger of the Company with or into any other corporation or other entities, nor the sale, transfer or lease of all or substantially all of the assets of the Company shall itself be deemed to be a liquidation, dissolution or winding-up of the Company within the meaning of this
Section 3.D. Notice of liquidation, dissolution, or winding-up of the Company shall be mailed, by overnight courier, postage prepaid, not less than 20 days prior to the date on which such liquidation, dissolution, or winding-up is expected to take place or become effective, to the Holders of record of the Series C Shares at their respective addresses as the same appear on the books of the Company or supplied by them in writing to the Company for the purpose of such notice, but no defect in such notice or in the mailing thereof shall affect the validity of the liquidation, dissolution or winding-up.

         (ii) GENERAL.

                  (A) All of the preferential amounts to be paid to the Holders of the Series C Shares pursuant to Section 3D(i) shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Company to, the Holders of the Common Stock or any preferred stock junior in rank to the Series C Shares in connection with such liquidation, dissolution or winding-up.

                  (B) After setting apart or paying in full the preferential amounts aforesaid to the Holders of record of the issued and outstanding Series C Shares as set forth in Section 3D(i), the Holders of record of Common Stock and any preferred stock junior in rank to the Series C Shares shall be entitled to participate in any distribution of any remaining assets of the Company, and the Holders of record of the Series C Shares shall not be entitled to participate in such distribution.

         E. REACQUIRED SERIES C SHARES. Any Series C Shares purchased, converted, or otherwise acquired by the Company in any manner whatsoever shall not be reissued as part of such Series C and shall be retired promptly after the acquisition thereof. All such Series C Shares upon their retirement and the filing of any certificate required in connection therewith pursuant to Delaware Law shall become authorized but unissued Series C Shares of Preferred Stock.

         F. EQUALITY. All Series C Holders shall be subject to the same terms and conditions as set forth herein. No Series C Holders shall be entitled to or receive terms that are more favorable than those given to any other Series C Holder. In the event a Series C Holder is given or receives terms more favorable than those given to or received by any other Series C Holder, then in such event all Series C Holders shall be given and entitled to those more favorable terms.

         C. COPIES OF AGREEMENTS, INSTRUMENTS, DOCUMENTS. Copies of any of the agreements, instruments or other documents referred to in this Certificate shall be furnished to any shareholder upon written request to the Company at its principal place of business.

         4. The statements contained in the foregoing, creating and designating the said Series C issue of Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the Certificate of Incorporation, as amended, of the Company.

         IN WITNESS WHEREOF, this Certificate of Designation has been executed on behalf of the Company by its President and attested by its Secretary this 22nd day of November, 2000.

Signed and attested to on November 22, 2000.

                   EURBID.COM, INC.

                   By: /s/ David B. Coulter
                       ---------------------------------------------------------
                       David B. COULTER, its President and CEO duly authorized

Attest:


By /s/ signature
   ---------------------------------
                        Secretary